UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 10, 2015
ACCO BRANDS CORPORATION
(Exact name of registrant as specified in its charter)
____________________________

Delaware	001-08454	36-2704017
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Four Corporate Drive Lake Zurich, IL 60047		60047
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (847) 541-9500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

[ ]	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Section 5 - Corporate Governance and Management

Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendments to Bylaws.

Effective September 10, 2015, the Board of Directors (the “Board”) of ACCO Brands Corporation (the “Company”) approved the amendment and restatement of the Company’s Bylaws, as amended (the “Bylaws”), effective immediately. The Bylaws include the following amendments:

Article II, Section 6 of the Bylaws has been amended to update quorum and adjournment requirements for meetings of the stockholders. The amendment clarifies the chairman of the meeting may adjourn the meeting from time to time, whether or not a quorum is present at such meeting.

Article II, Section 8 of the Bylaws has been amended to update the advance notice and related procedural and disclosure requirements by which a stockholder may propose business and nominations in connection with an annual meeting of stockholders (the “Proposing Person”). The amendments require the Proposing Person to provide information regarding the Proposing Person, including the Proposing Person’s ownership of securities in the Company (including ownership of derivative securities). Additionally, the amendments require the Proposing Person to provide additional information regarding the candidate whom the Proposing Person proposes to nominate for election as a director, including all information with respect to such nominee that would be required to be set forth in a stockholder’s notice if such nominee were a Proposing Person and a description of any direct or indirect material interest in any material contract or agreement between or among any Proposing Person and each nominee or his or her respective associates. The amendments also require the Proposing Person to provide information regarding the proposed business and any related agreements between the Proposing Person and any other beneficial holder. Additionally, the Proposing Person must update or supplement its notice, if necessary, prior to the stockholder meeting and the Proposing Person (or a qualified representative) must appear at such meeting in order for such candidate to be elected or such business to be conducted.

Article II, Section 9 has been added to the Bylaws to provide additional requirements for the valid nomination of a candidate for director. The new section requires that a candidate provide (i) certain background information and (ii) representations regarding disclosure of voting or compensation arrangements and compliance with the Company’s policies and guidelines.

Article II, Section 11 (formerly Section 10) of the Bylaws has been amended to clarify that a proxy may be in the form of a telegram, cablegram or other means of electronic transmission which sets forth or is submitted with information from which it can be determined that the proxy was authorized by the stockholder.

Article II, Section 12 has been added to the Bylaws to provide for the appointment of an inspector of election. The amendment requires the inspector of election to sign an oath regarding impartiality and ability. Additionally, the amendment sets forth the duties of the inspector in determining the number of shares of capital stock of the Company represented at the meeting.

Article III, Section 2 of the Bylaws has been amended to clarify that no reduction of the authorized number of directors shall have the effect of removing any director before such director’s term of office expires.

Article III, Section 8 of the Bylaws has been amended to provide that a majority of the authorized number of members of the Board of Directors may call a special meeting by written request. The amendment also requires notice by mail to be given not less than four days before a meeting and notice by telephone or other electronic means to be given not less than 24 hours before a meeting.

Article IV, Section 7 of the Bylaws has been amended to provide that special meetings of a committee may be called by the committee chairman or by the Secretary at the request of a majority of the members of the committee.

Additionally, the amendment requires notice of each special meeting of a committee to be mailed at least four days before the meeting or given personally or by telephone or other electronic means at least 24 hours in advance of the meeting.

Article VIII, Section 5 of the Bylaws has been amended to provide that the Board may determine an additional record date for stockholders entitled to vote at any meeting of the Company, which date shall be fixed by the Board and may be separate and apart from the record date determining the stockholders of record entitled to receive notice of such meeting.

Article VIII, Section 7 has been added to the Bylaws to clarify that the Board, in its discretion, may declare and pay dividends upon the shares of its capital stock.

Article XIII has been added to the Bylaws to provide that, unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery (the “Chancery Court”) of the State of Delaware (or, if the Chancery Court does not have jurisdiction, the federal district court for the District of Delaware or other state courts of the State of Delaware) will be the sole and exclusive forum for the following actions: (i) any derivative action or proceeding brought on behalf of the Company; (ii) any action asserting a claim for breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders; (iii) any action arising pursuant to any provision of the Delaware General Corporation Law or the Company’s certificate of incorporation or bylaws (as either may be amended from time to time); and (iv) any action asserting a claim against the Company governed by the internal affairs doctrine. Further, if any action the subject matter of which is within the scope of the preceding sentence is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce the preceding sentence and (ii) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

The Bylaws also include certain technical, conforming, modernizing and clarifying changes. The foregoing description is qualified in its entirety by the Bylaws which are attached hereto as Exhibit 3.1 and incorporated herein by reference.

Amendment to Certificate of Incorporation.

On September 11, 2015, the Company filed a Certificate of Elimination (the "Certificate of Elimination") with the Delaware Secretary of State to eliminate the designation of and all matters related to the Company's Series A Junior Participating Preferred Stock from the Restated Certificate of Incorporation of the Company. The Certificate of Elimination was filed in connection with the August 17, 2015 expiration of the Rights Agreement, dated as of August 16, 2005, between the Company and Wells Fargo Bank, National Association, as rights agent.

A copy of the Certificate of Elimination is attached as Exhibit 3.2 hereto and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits.

(d)	Exhibits

3.1	Amended and Restated Bylaws of ACCO Brands Corporation (as amended through September 10, 2015).

3.2	Certificate of Elimination of the Series A Junior Participating Preferred Stock of the Company, as filed with the Secretary of State of the State of Delaware on September 11, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCO Brands Corporation (Registrant)
Date:	September 11, 2015	By:	/s/ Pamela R. Schneider
Name: Pamela R. Schneider
Title: Senior Vice President, General Counsel
and Secretary

INDEX TO EXHIBITS

Exhibit
Number        Description of Exhibit

3.1	Amended and Restated Bylaws of ACCO Brands Corporation (as amended through September 10, 2015).

3.2	Certificate of Elimination of the Series A Junior Participating Preferred Stock of the Company, as filed with the Secretary of State of the State of Delaware on September 11, 2015.